SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                -----------------

                             DWS Short Duration Fund

The fund's Board has approved the termination of Aberdeen Asset Management Inc. ("AAMI") as the fund's subadvisor. Effective December 1, 2008, Deutsche Investment Management Americas Inc. (the "Advisor") will assume all day-to-day advisory responsibilities for the fund that were previously delegated to AAMI. The fund's Board has also approved certain changes to the fund's investment strategy.

Effective December 1, 2008, the following information replaces "The Fund's Main Investment Strategy" section of the fund's prospectuses:

The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. The fund invests in US and foreign government bonds, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds.

The fund invests primarily in investment-grade short-term fixed income securities rated within the top four credit rating categories. In addition, the fund may invest up to 10% of total assets in securities of US and foreign issuers that are below investment grade (otherwise known as junk bonds). The fund may invest up to 10% of total assets in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not otherwise readily available for purchase.

The investment process focuses on a top-down approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

The portfolio managers primarily invest in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., the Standard & Poor's Division of The McGraw- Hill Companies, Inc., Fitch, Inc., or another NRSRO, or, if unrated, determined by the fund's investment advisor to be of similar quality.

The portfolio managers normally target an average portfolio duration of no longer than three years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than rates of longer-term investments.

Derivatives. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, the fund may use futures, swaps and options.

Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

September 24, 2008
DTXIF1-3600

The following information supplements disclosure in "The Main Risks of Investing in the Fund" section of the fund's prospectuses:

Credit Risk. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Emerging Market Risk. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Effective December 1, 2008, the following information replaces information about the portfolio management team in the "Portfolio management" section of the fund's prospectuses:

The following people handle the day-to-day management of DWS Short Duration
Fund:

William Chepolis, CFA                                             Gary Sullivan, CFA
Managing Director of Deutsche Asset Management and                Director of Deutsche Asset Management and Portfolio Manager
Portfolio Manager of the fund.                                    of the fund.
  o Joined Deutsche Asset Management in 1998 after 13 years          o Joined Deutsche Asset Management in 1996 and the fund in
    of experience as vice president and portfolio manager for          2006. Served as the head of the High Yield group in Europe
    Norwest Bank, where he managed the bank's fixed income             and as an Emerging Markets portfolio manager.
    and foreign exchange portfolios.                                 o Prior to that, four years at Citicorp as a research analyst
  o Portfolio Manager for Retail Fixed Income: New York.               and structurer of collateralized mortgage obligations. Prior
  o Joined the fund in 2002.                                           to Citicorp, served as an officer in the US Army from 1988
  o BIS, University of Minnesota.                                      to 1991.
Matthew F. MacDonald                                                o BS, United States Military Academy (West Point); MBA, New
Director of Deutsche Asset Management and Portfolio Manager           York University, Stern School of Business
of the fund.                                                      Eric S. Meyer, CFA
  o Joined Deutsche Asset Management and the fund in 2006          Managing Director of Deutsche Asset Management and
    after 14 years of fixed income experience at Bank of           Portfolio Manager of the fund.
    America Global Structured Products and PPM America, Inc.,        o Joined Deutsche Asset Management in 2006 after 16 years of
    where he was portfolio manager for public fixed income,            experience in positions of increasing responsibility in
    including MBS, ABS, CDOs and corporate bonds; earlier, as          corporate banking with First Chicago, Credit Agricole, and
    an analyst for MBS, ABS and money markets; and originally,         most recently, Bank of America's subsidiary, Flagship
    at Duff & Phelps Credit Rating Company.                            Capital Management. Prior to his corporate banking
  o Portfolio Manager for Retail Fixed Income: New York.               experience, he worked in trust management operations for 10
  o BA, Harvard University; MBA, University of Chicago Graduate        years at First Chicago and E.F. Hutton.
    School of Business.                                              o Head of US Loan Portfolio Management, High Yield Strategies:
                                                                       New York.
                                                                     o BA from State University of New York, Albany; MBA from
                                                                       Pace University.


               Please Retain This Supplement for Future Reference

September 24, 2008
DTXIF1-3600